Exhibit 10.4

Execution Copy

        THIS THIRD AMENDING AGREEMENT, made as of the 26 day of September, 2006.

BETWEEN:

        MAGNA ENTERTAINMENT CORP.,
        a corporation incorporated under the laws of the
        State of Delaware,

        (hereinafter called the "Borrower"),

OF THE FIRST PART,

— and —

        MID ISLANDI SF.,
        a partnership formed under the laws of Iceland,
        acting through its Zug branch,

        (hereinafter called the "Lender"),

OF THE SECOND PART,

— and —

        MEC PENNSYLVANIA RACING, INC.,
        a corporation incorporated under the laws of the
        Commonwealth of Pennsylvania,

— and —

        WASHINGTON TROTTING ASSOCIATION, INC.,
        a corporation incorporated under the laws of the
        State of Delaware,

— and —

        MOUNTAIN LAUREL RACING, INC.,
        a corporation incorporated under the laws of the
        State of Delaware,

        (hereinafter collectively called "The Meadows
        Guarantors        "),

OF THE THIRD PART,

— and —

        PACIFIC RACING ASSOCIATION,
        a corporation incorporated under the laws of the
        State of California,

— and —

        MEC LAND HOLDINGS (CALIFORNIA) INC.,
        a corporation incorporated under the laws of the
        State of California,

        (hereinafter collectively called the "Golden Gate
        Fields Guarantors        "),

OF THE FOURTH PART,

— and —

        THE SANTA ANITA COMPANIES, INC.,
        a corporation incorporated under the laws of the
        State of Delaware,

— and —

        LOS ANGELES TURF CLUB,
        INCORPORATED,
        a corporation incorporated under the laws of the
        State of California,

        (hereinafter collectively called the "Santa Anita
        Guarantors        "),

OF THE FIFTH PART,

— and —

        GULFSTREAM PARK RACING
        ASSOCIATION, INC.,
        a corporation incorporated under the laws of the
        State of Florida,

        (hereinafter called the "Gulfstream Guarantor"),

OF THE SIXTH PART,

— and —

        GPRA THOROUGHBRED TRAINING
        CENTER INC.,
        a corporation incorporated under the laws of the
        State of Delaware,

        (hereinafter called the "Palm Meadows Training
        Guarantor        "),

OF THE SEVENTH PART,

— and —

        SLRD THOROUGHBRED TRAINING
        CENTER, INC.,
        a corporation incorporated under the laws of the
        State of Delaware,

        (hereinafter called the "San Luis Rey Downs
        Guarantor        "),

OF THE EIGHTH PART,

— and —

        MEC DIXON, INC.,
        a corporation incorporated under the laws of the
        State of Delaware,

        (hereinafter called the "Dixon Guarantor"),

OF THE NINTH PART,

— and —

        SUNSHINE MEADOWS RACING INC.,
        a corporation incorporated under the laws of the
        State of Delaware,

        (hereinafter called the "Ocala Guarantor") (the
        Meadows Guarantors, the Golden Gate Fields
        Guarantors, the Santa Anita Guarantors, the
        Gulfstream Guarantor, the Palm Meadows Training
        Guarantor, the San Luis Rey Downs Guarantor, the
        Dixon Guarantor and the Ocala Guarantor
        hereinafter collectively called the "        Original
        Guarantors        "),

OF THE TENTH PART,

— and —

        OTL, INC.,
        a corporation incorporated under the laws of the
        State of New York,

— and —

        DLR, INC.,
        a corporation incorporated under the laws of the
        State of New York,

        (hereinafter collectively called the "New York
        Lands Guarantors        "),

OF THE ELEVENTH PART,

— and —

        PALM MEADOWS ESTATES, LLC,
        a corporation incorporated under the laws of the
        State of Delaware,

        (hereinafter called the "Palm Meadows
        Residential Guarantor        "),

OF THE TWELFTH PART,

— and —

        THISTLEDOWN, INC.,
        a corporation incorporated under the laws of the
        State of Ohio,

        (hereinafter called the "Thistledown Guarantor",
        and together with the New York Lands Guarantors
        and the Palm Meadows Residential Guarantors, the
        "        Additional Guarantors"),

OF THE THIRTEENTH PART,

        WHEREAS the Lender, as lender, the Borrower, as borrower, and the Original Guarantors, as guarantors, are parties to a bridge loan agreement made as of July 22, 2005 (the "Original Bridge Loan Agreement"), as supplemented and amended by a bridge loan consent and waiver agreement made as of October 14, 2005 (the "Bridge Loan Consent and Waiver Agreement"), as amended by a first amending agreement (the "First Bridge Loan Amending Agreement") made as of February 1, 2006 between the Lender, as lender, the Borrower, as borrower, the Original Guarantors, as guarantors, and the Additional Guarantors, as guarantors, as amended by a second amending agreement (the "Second Bridge Loan Amending Agreement") made as of July 26, 2006 between the Lender, as lender, the Borrower, as borrower, the Original Guarantors, as guarantors, and the Additional Guarantors, as guarantors (the Original Bridge Loan Agreement, as amended by the Bridge Loan Consent and Waiver Agreement, the First Bridge Loan Amending Agreement and the Second Bridge Loan Amending Agreement being referred to herein as the "Bridge Loan Agreement");

        AND WHEREAS the Lender, the Borrower, and the Meadows Guarantors are parties to a forbearance and release agreement (the "Forbearance and Release Agreement") made as of July 26, 2006, pursuant to which the Lender agreed, subject to the terms and conditions set out therein: (i) to forbear from exercising certain rights under The Meadows Guarantees and Indemnities and The Meadows Security; and (ii) subject to satisfaction of conditions precedent set out therein, to release The Meadows Security and terminate The Meadows Guarantee and Indemnity;

        AND WHEREAS the Lender, the Borrower, the Original Guarantors and the Additional Guarantors (the Original Guarantors and the Additional Guarantors being collectively referred to herein as the "Guarantors ") have agreed to amend the Bridge Loan Agreement in certain respects as set out herein;

        NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and the sum of Ten Dollars ($10.00) paid by each of the parties hereto to the other and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

1.
Definitions.    Unless otherwise defined herein, all capitalized terms used in this agreement (this "Agreement") shall have the respective meanings ascribed to them in the Bridge Loan Agreement.

2.
Bridge Loan Agreement Modifications.    The parties hereby agree that notwithstanding the provisions of Section 10.17 of the Bridge Loan Agreement and/or any of the Loan Documents, and without derogating from the provisions of the Forbearance and Release Agreement (which the Lender acknowledges is in full force and effect as of the date hereof), the Bridge Loan Agreement may also, during the period (the "Forbearance Period") that the Forbearance and Release Agreement is in effect, be modified by written agreement between the Lender, the Borrower, and the Guarantors (other than The Meadows Guarantors), and any such modification, shall, notwithstanding the fact that The Meadows Guarantors have not executed such modification, be binding on the Lender, the Borrower, and all of the Guarantors (including The Meadows Guarantors) provided, that the forbearance provided in Section 2.1 of the Forbearance Agreement shall apply to each such modification. For greater certainty, in the event that the forbearance set out in the Forbearance and Release Agreement terminates in accordance with the provisions of Section 2.2 of the Forbearance and Release Agreement, any such modifications made during the Forbearance Period shall, notwithstanding such termination, continue to bind Lender, the Borrower, and all of the Guarantors (including The Meadows Guarantors) and, in the event that the Lender delivers the Releases (as defined in the Forbearance and Release Agreement) any such modifications made during the Forbearance Period shall thereafter only bind the Lender, the Borrower, and the Guarantors (other than The Meadows Guarantors).

3.
Confirmation of Amended Bridge Loan Agreement.    The Bridge Loan Agreement, as amended by this Agreement, is hereby ratified and confirmed in all respects and time shall remain of the essence. After the date hereof, all references in each Loan Document and the Forbearance and Release Agreement to the Credit Agreement or Loan Agreement shall be deemed to be a reference to the Bridge Loan Agreement as amended by this Agreement or any agreement permitted hereunder.

4.
Guarantor Confirmation.    Each of the Guarantors hereby acknowledges that it has read this Agreement and consents to the terms thereof. Each of the Guarantors hereby also confirms and agrees that, notwithstanding the effectiveness of this Agreement (and in respect of The Meadows Guarantors, subject to the terms of the Forbearance Agreement): (a) the obligations of each Guarantor under its applicable Guaranty shall not be impaired or affected; and (b) the applicable Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

5.
Notification of Subsequent Modifications.    In the event the Bridge Loan Agreement is modified after the date hereof in a manner that is determined by the Borrower, acting reasonably, to require public disclosure under applicable securities laws, the Borrower shall notify The Meadows Guarantors of the nature of such modifications in advance of such public disclosure being made. The Meadows Guarantors shall keep all such information strictly confidential until such time as the public disclosure is made by the Borrower.

6.
Successors and Assigns.    This Agreement shall enure to the benefit of and shall be binding on and enforceable by the parties hereto and their respective successors and permitted assigns.

7.
Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal laws of the United States of America applicable herein.

8.
Time of the Essence.    Time shall be of the essence of this Agreement. If anything herein is to be done on a day which is not a Business Day, the same shall be done on the next succeeding Business Day. Where in this Agreement a number of days is prescribed, the number shall be computed by excluding the first day and including the last day.

9.
Headings, Extended Meanings.    The headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof and are not to be considered in the interpretation hereof. In this Agreement, words importing the singular include the plural and vice versa; words importing the masculine gender include the feminine and vice versa; and words importing persons include firms or corporations and vice versa.

10.
Counterparts.    This Agreement may be executed in counterparts and may be delivered by e-mail and/or facsimile transmission.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused the same to be executed by their duly authorized representatives.

MAGNA ENTERTAINMENT CORP., as Borrower
*	By:	/s/ Blake Tohana
		Name:	Blake Tohana
		Title:	Executive Vice President and Chief Financial Officer
	By:	/s/ William Ford
		Name:	William Ford
		Title:	Secretary
We have authority to bind the Corporation.
MEC PENNSYLVANIA RACING, INC.
	By:	/s/ William J. Paulos
		Name:	William J. Paulos
		Title:	President, Treasurer and Secretary
WASHINGTON TROTTING ASSOCIATION, INC.
	By:	/s/ William J. Paulos
		Name:	William J. Paulos
		Title:	President, Treasurer and Secretary
MOUNTAIN LAUREL RACING, INC.
	By:	/s/ William J. Paulos
		Name:	William J. Paulos
		Title:	President, Treasurer and Secretary

PACIFIC RACING ASSOCIATION
By:	/s/ Blake Tohana
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William Ford
	Name:	William Ford
	Title:	Secretary
We have authority to bind the Corporation.
MEC LAND HOLDINGS (CALIFORNIA) INC.
By:	/s/ Blake Tohana
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William Ford
	Name:	William Ford
	Title:	Secretary
We have authority to bind the Corporation.

THE SANTA ANITA COMPANIES, INC.
By:	/s/ Blake Tohana
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William Ford
	Name:	William Ford
	Title:	Secretary
We have authority to bind the Corporation.
LOS ANGELES TURF CLUB, INCORPORATED
By:	/s/ Blake Tohana
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William Ford
	Name:	William Ford
	Title:	Secretary
We have authority to bind the Corporation.

GULFSTREAM PARK RACING ASSOCIATION, INC.
By:	/s/ Blake Tohana
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William Ford
	Name:	William Ford
	Title:	Secretary
We have authority to bind the Corporation.
SLRD THOROUGHBRED TRAINING CENTER, INC.
By:	/s/ Blake Tohana
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William Ford Name: William Ford Title: Secretary
We have authority to bind the Corporation.

MEC DIXON, INC.
By:	/s/ Blake Tohana
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William Ford
	Name:	William Ford
	Title:	Secretary
We have authority to bind the Corporation.
GPRA THOROUGHBRED TRAINING CENTER, INC.
By:	/s/ Blake Tohana
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William Ford
	Name:	William Ford
	Title:	Secretary
We have authority to bind the Corporation.

SUNSHINE MEADOWS RACING INC.
By:	/s/ Blake Tohana
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William Ford
	Name:	William Ford
	Title:	Secretary
We have authority to bind the Corporation.
OTL, INC.
By:	/s/ Blake Tohana
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William Ford
	Name:	William Ford
	Title:	Secretary
We have authority to bind the Corporation.

DLR, INC.
By:	/s/ Blake Tohana
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William Ford
	Name:	William Ford
	Title:	Secretary
We have authority to bind the Corporation.
PALM MEADOWS ESTATES, LLC
By:	/s/ Blake Tohana
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William Ford
	Name:	William Ford
	Title:	Secretary
We have authority to bind the Corporation.

THISTLEDOWN, INC.
By:	/s/ Blake Tohana
	Name:	Blake Tohana
	Title:	Executive Vice President and Chief Financial Officer
By:	/s/ William Ford Name: William Ford Title: Secretary
We have authority to bind the Corporation.

MID ISLANDI SF., ACTING THROUGH ITS ZUG BRANCH
By:	/s/ Thomas Schultheiss
	Name:	Thomas Schultheiss
	Title:	Branch Manager
By:	/s/ Herta Kessler
	Name:	Herta Kessler
	Title:	Branch Manager
We have authority to bind the Partnership.